                                                                       EXHIBIT A

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78391%
POOL NUMBER:  1697
____________________________________________________________________________________________
ISSUE DATE:  01/30/2001
CERTIFICATE BALANCE AT ISSUE:    $245,740,542.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     595                         $232,860,750.10
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $144,849.42
Unscheduled Principal Collection/Reversals                            $15,120.84
Liquidations-in-full                                      16       $6,917,942.42
Net principal Distributed                                          $7,077,912.68     ($7,077,912.68)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        579                         $225,782,837.42

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,657,494.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $147,588.15

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $8,587,818.82


                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78391%
POOL NUMBER:  1697
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
     $7,077,912.68     $1,509,906.14             $0.00     $1,509,906.14             $0.00     $8,587,818.82

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,010,286.00             $0.00             $0.00             $0.00     $3,010,286.00
Bankruptcy Bond
   Single-Units           $122,281.00             $0.00             $0.00             $0.00       $122,281.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $4,914,810.84             $0.00             $0.00             $0.00     $4,914,810.84

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   13      $5,051,574.41         2        $977,430.70         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00


The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4, IIB5, IIB6 Certificates immediately after the principal and interest distribution on 04/25/2001 are as follows:

                Class       Class Principal Balance
                IIB1               $7,971,810.91
                IIB2               $3,066,081.58
                IIB3               $2,698,151.64
                IIB4               $1,349,076.81
                IIB5                 $981,145.87
                IIB6               $1,103,789.44
                              __________________
                Total             $17,170,056.25
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2001):

SERIES:  2001-1                 POOL NUMBER:  1697

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $225,782,837.42**        $6,029,005.11***        $5,051,574.41***
Number:                          607                     15                      13
% of Pool:                    100.00%                  2.67%                   2.24%
(Dollars)
% of Pool:                    100.00%                  2.47%                   2.14%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:          $977,430.70***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.43%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.33%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2001 scheduled payments and March 01, 2001 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of March 31, 2001.

Trading Factor, calculated as of distribution date : 0.31950412.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2001, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT A
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.62967%
POOL NUMBER:  Group 1 = 1696, 1698
____________________________________________________________________________________________
ISSUE DATE:  01/30/2001
CERTIFICATE BALANCE AT ISSUE:    $460,925,895.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                    1086                         $418,318,628.72
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $291,624.60
Unscheduled Principal Collection/Reversals                          ($52,070.31)
Liquidations-in-full                                      56      $21,683,325.58
Net principal Distributed                                         $21,922,879.87    ($21,922,879.87)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1030                         $396,395,748.85

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,882,712.11

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $217,145.21

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $24,588,446.77


                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.62967%
POOL NUMBER:  Group 1 = 1696, 1698
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
    $21,922,879.87     $2,665,566.90             $0.00     $2,665,566.90             $0.00    $24,588,446.77

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,280,620.00             $0.00             $0.00             $0.00     $5,280,620.00
Bankruptcy Bond
   Single-Units           $173,919.00             $0.00             $0.00             $0.00       $173,919.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,218,517.90             $0.00             $0.00             $0.00     $9,218,517.90

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   19      $7,426,008.79         1        $287,810.35         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00


The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4, CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2001 are as follows:

                Class       Class Principal Balance
                CB1                $8,969,528.88
                CB2                $4,829,747.94
                CB3                $2,529,867.96
                CB4                $1,839,902.98
                CB5                $1,149,939.98
                CB6                $1,379,927.99
                              __________________
                Total             $20,698,915.72
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1696, 1698

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $396,395,748.85**        $7,713,819.14***        $7,426,008.79***
Number:                         1141                     20                      19
% of Pool:                    100.00%                  1.95%                   1.87%
(Dollars)
% of Pool:                    100.00%                  1.75%                   1.67%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:          $287,810.35***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.07%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.09%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2001 scheduled payments and March 01, 2001 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of March 31, 2001.

Trading Factor, calculated as of distribution date : 0.56093756.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2001, and unscheduled prepayments in months prior to April ) can be calculated.
